                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             SBM INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                              SBM INDUSTRIES, INC.
                               1865 Palmer Avenue
                           Larchmont, New York 10538
                              ____________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              ____________________

To the Shareholders:

          The Annual Meeting of Shareholders of SBM Industries, Inc., a Delaware corporation (the "Company"), will be held at Star Struck, Inc. 8 F. J. Clarke Circle, Bethel, Connecticut 06801, at 9:00 a.m., local time, on May 5, 1998, for the following purposes:

          1.   To elect the members of the Board of Directors.

          2. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

          The Board of Directors of the Company has fixed the close of business on March 31, 1998 as the record date for the Annual Meeting. Accordingly, only holders of the Company's shares at the close of business on such date will be entitled to vote at the Annual Meeting or any adjournment or adjournments thereof.

          The Annual Report of the Company for the fiscal year ended December 31, 1997 is being sent to Shareholders with the mailing of this Notice of Annual Meeting of Shareholders and Proxy Statement.

                         By Order of the Board of Directors


                         Peter M. Nisselson, Secretary

Larchmont, New York
March 31, 1998

                             YOUR VOTE IS IMPORTANT

          SINCE THE PRESENCE, IN PERSON OR BY PROXY, OF HOLDERS OF A MAJORITY OF THE COMPANY'S OUTSTANDING SHARES IS REQUIRED TO CONSTITUTE A QUORUM, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. THE BOARD OF DIRECTORS OF THE COMPANY HAS AUTHORIZED THE SOLICITATION OF PROXIES. PLEASE MARK, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. UNLESS OTHERWISE DIRECTED, THE PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS
                                    ---
DIRECTORS, AND, WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, AS THE NAMED PROXIES IN THEIR BEST JUDGMENT SHALL DECIDE.

                              SBM INDUSTRIES, INC.
                               1865 Palmer Avenue
                           Larchmont, New York 10538

                              ____________________

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                              ____________________


                          To be held on May 5, 1998 or
                         as such date may be adjourned


                               VOTING SECURITIES

          The Company has one class of capital stock, consisting of common stock, par value $1.00 per share (the "Shares"), entitled to vote at the Annual Meeting of Shareholders, of which each outstanding share entitles its holder to one vote. 2,025,929 Shares were issued and outstanding at the close of business on March 31, 1998 (the "Record Date"). Only holders of record of Shares as of the Record Date will be entitled to notice of and to vote at the Annual Meeting of Shareholders, or any adjournment or adjournments thereof.


                     SOLICITATION AND REVOCATION OF PROXIES

          The enclosed proxy, for use only at the Annual Meeting of Shareholders to be held May 5, 1998 and any and all adjournments thereof, is solicited on behalf of the Board of Directors of the Company.

          The approximate date this proxy statement and accompanying materials are first being sent or given to security holders is April 3, 1998.

          Shares represented by properly executed proxies will be voted and will be voted in accordance with the instructions contained therein. If no instructions are indicated, such Shares will be voted FOR the election of the nominees as directors, and with respect to any other business that may properly come before the meeting or any adjournment or adjournments thereof, as the named proxies in their best judgment may decide. A shareholder may revoke his proxy at any time prior to its exercise at the Annual Meeting of Shareholders by filing with the Secretary of the Company (at the Company's address indicated above) an instrument revoking it or by similarly filing a duly executed proxy bearing a later date or by appearing at the Annual Meeting of Shareholders and voting in person.

          In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal inter view, telephone or telegram.

          The expense of making the solicitation will consist of preparing and mailing the proxies and Proxy Statement, any expenses incurred by Company representatives in making the contacts described above, the charges of brokerage houses and other custodians, nominees and fiduciaries forwarding documents to security owners and costs of returning proxies, and any incidental expenses.
The costs of this proxy solicitation, which will be borne by the Company, are expected to be those normally expended for a solicitation for an election of directors in the absence of a contest, including costs represented by salaries and wages of regular employees.

                       NOMINEES FOR ELECTION AS DIRECTORS

Election
--------

          Proxies received in response to this solicitation will be voted, unless such authority is withheld, FOR the election of the seven persons named in this section as nominees for the Board of Directors.

          Each Director will hold office until the next annual meeting of the shareholders and until a successor is elected and qualifies.

          While there is no reason to believe that any of the nominees will, prior to the date of the Annual Meeting of Shareholders, refuse or be unable to accept the nomination, should any nominee so refuse or become unable to accept election, it is the intention of the persons named in the proxy to vote for such other person or persons as the current Board of Directors may recommend.

Background Information
----------------------

          The following table sets forth information as to the principal occupations of the nominees. The information presented below is based in part on information received from the respective persons and in part on the Company's records.


                                     Year First
                                     Appointed
    Name and                            as
    Principal Occupation              Director          Age
    --------------------             ----------         ---

Peter M. Nisselson...........            1984           62
  President, Secretary, and
  Director

  President and Secretary of the
  Company since 1985; President of
  PN Investments, Inc., a private
  investment company, from 1981 to
  1994; Vice President of the
  Company's subsidiary, Star Struck,
  Inc. ("SSI").

                                          Year First
                                          Appointed
           Name and                           as
     Principal Occupation                  Director     Age
     --------------------                 ----------    ---
Lawrence J. Goldstein......................  1984       62

  Vice President, Treasurer,
  and Director

  Vice President and Treasurer of the
  Company since 1985; General Partner
  of Santa Monica Partners, an investment
  partnership, since 1982; and Vice
  President of SSI.

Kenneth Karlan.............................  1992       45
  Vice President and Director

  Since 1984, President of SSI.

Robert Morris..............................  1985       63
  Director

  President of Dunhill
  Personnel Search since prior
  to 1980.

                                          Year First
                                          Appointed
Name and                                      as
Principal Occupation                       Director     Age
--------------------                      ----------    ---

Arthur Salzfass........                       1985      63
  Director

President of Rutledge Books, Inc.,
a subsidy publisher since June 1997;
Chairman of MicroInfo, a consulting
business, since approximately 1985;
from October 1993 to June 1994,
President and CEO of USFI, Inc.,
an international telephone
call-back company.


Keith Sessler..............                   1992      42
  Vice President and Director

  Since 1987, Vice President and
  Secretary of SSI.

Michael Sweedler........                      1984      62
  Director

  Attorney and partner of Darby &
  Darby, a New York law firm, since
  prior to 1979.

Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------

          Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 1997 and certain written representations, no person, who, at any time during the year ended December 31, 1997, was a director, officer or beneficial owner of more than 10 percent of any class of equity securities of the Company registered pursuant to
Section 12 of the Exchange Act failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the year ended December 31, 1997, or prior years ended December 31.

Additional Information
----------------------

          There is no arrangement or understanding known to the Company between any nominee for director and any other person, pursuant to which he was or is to be selected as nominee.

          Messrs. Nisselson, Karlan and Sessler receive no compensation for attending directors' meetings. Messrs. Goldstein, Morris, Salzfass and Sweedler receive $300 for each directors' meeting attended.

          The Company has a securities brokerage account with L.J. Goldstein & Company, Incorporated, a securities brokerage firm of which Mr. Goldstein is a principal.

          The Company does not have standing nominating or compensation committees of the Board of Directors or other committees performing similar functions. The Company has designated an Option Committee consisting of Peter Nisselson, Kenneth Karlan and Keith Sessler pursuant to the 1992 Plan. The Option Committee selects participants in the 1992 Plan and determines the amount of awards pursuant to the 1992 Plan. The Option Committee held one meeting in 1996, which all members attended. The Company has also designated an Audit Committee consisting of Robert Morris and Arthur Salzfass. The Audit Committee reviews and coordinates the auditing of the Company's financial statements. The Audit Committee held one meeting in 1995 which all members attended.

          The Board of Directors held two meetings during 1997. Each of the incumbent directors attended all of the meetings of the Board of Directors held during the period for which he was a Director.

                 EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION
                 ---------------------------------------------

          The following table sets forth all compensation paid by the Company during the year ended December 31, 1997 to the Chief Executive Officer and the other executive officers whose total compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


--------------------------------------------------------------------------------------------------------------
                                             Annual Compensation             Long Term Compensation
                                         ---------------------------------------------------------------------
                                                                           Awards               Payouts
                                                                      ----------------------------------------

                                                                                 Securi-
                                                                                  ties
                                                             Other      Re-       Under-                All
                                                             Annual   stricted    lying                Other
            Name And                                        Compen-    Stock     Options/   LTIP       Compen-
       Principal Position         Year    Salary    Bonus    sation   Award(s)     SARs    Payouts     sation
                                            ($)      ($)      ($)       ($)        (#)       ($)        ($)
              (a)                  (b)      (c)      (d)      (e)       (f)        (g)       (h)        (I)
--------------------------------------------------------------------------------------------------------------
Peter M. Nisselson, President     1997   $140,400     0        0         0          0         0          0
--------------------------------------------------------------------------------------------------------------
                                  1996    149,200     0        0         0          0         0          0
--------------------------------------------------------------------------------------------------------------
                                  1995    150,000     0        0         0          0         0          0
--------------------------------------------------------------------------------------------------------------
Kenneth Karlan, Vice President    1997    140,000     0        0         0          0         0          0
--------------------------------------------------------------------------------------------------------------
                                  1996    141,905     0        0         0          0         0          0
--------------------------------------------------------------------------------------------------------------
                                  1995    144,500     0        0         0          0         0          0
--------------------------------------------------------------------------------------------------------------
Keith Sessler, Vice President     1997    140,000     0        0         0          0         0          0
--------------------------------------------------------------------------------------------------------------
                                  1996    141,905     0        0         0          0         0          0
--------------------------------------------------------------------------------------------------------------
                                  1995    143,000     0        0         0          0         0          0
--------------------------------------------------------------------------------------------------------------

          No executive officer received or exercised any stock option or stock appreciation rights in 1997.

          Other than the brokerage account with L. J. Goldstein & Company, Incorporated, described under "Nominees for Election as Director - Additional Information", the Company has no transactions with affiliated persons. The Company's transactions with L. J. Goldstein & Company are or were on terms at least as favorable as could have been obtained from non-affiliated persons.

                        SECURITY OWNERSHIP OF MANAGEMENT

          The following table describes the ownership of all directors and nominees of Common Shares, each of the named executive officers and the directors and executive officers of the Company as a group as of March 18, 1998.

                             Amount of
        Name of              Beneficial     % of
    Beneficial Owner         Ownership      Class
-------------------------    ----------     -----

Peter M. Nisselson              702,252     34.66%
Lawrence J. Goldstein           172,700(1)   8.52%
Kenneth Karlan                  273,278     13.49%
Robert Morris                     4,500       .22%
Arthur Salzfass                   2,000       .10%
Keith Sessler                   272,778     13.47%
Michael Sweedler                  7,000       .35%
                              ---------     -----
Total of all officers and
directors as a group (7
persons)
                              1,434,508     70.81%
_________________________

(1) Includes 77,700 shares owned by Lawrence J. Goldstein directly, and the following shares, which may be deemed owned beneficially by Lawrence J.
     Goldstein: 53,600 shares owned by the L.J. Goldstein & Company, Incorporated Pension Plan; 5,000 shares owned by the Keogh Plan for Lawrence J. Goldstein; 36,400 shares owned by the Individual Retirement Account of Lawrence J. Goldstein.


                 OTHER PRINCIPAL HOLDERS OF VOTING SECURITIES

          The following table describes the share ownership of each person known to the Company, in addition to management, the nominees for directors and directors and officers as a group, to be a "beneficial owner" (as that term is defined in the regulations of the Securities and Exchange Commission) of more than 5% of the Company's Common Shares as of March 18, 1998.

                                Amount of
Name and Address                Beneficial   % of
of Beneficial Owner             Ownership    Class
-------------------             ----------   -----

Rosalind Davidowitz             113,885      5.62%
7 Sutton Place South
Lawrence, NY 11559

J. Morton Davis                 113,885(1)   5.62%
44 Wall Street
New York, NY 10005

_________________

(1) Consists entirely of the 113,885 shares listed above as beneficially owned by Ms. Davidowitz. Such shares may be deemed beneficially owned by Mr. Davis.


                                    AUDITORS

          The accounting firm of Arthur Andersen LLP served as the Company's independent public accountants for 1997. Arthur Andersen LLP has been the Company's independent public accountants for several years. It is not expected that representatives of Arthur Andersen LLP will be present at the Annual Meeting.

          The Board of Directors of the Company has not yet selected an accounting firm to serve as the Company's independent public accountants for 1998.


                SHAREHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

          It is anticipated that the 1999 Annual Meeting of Shareholders will be held on or about May 4, 1999. Under regulations issued by the Securities and Exchange Commission, all shareholder's proposals to be considered for inclusion in the Company's Proxy Statement for presentation at that meeting must be received at the principal executive offices of the Company no later than the close of business on December 7, 1998.


                                 OTHER MATTERS

          The management of the Company knows of no other matters to be considered at the Annual Meeting. However, if any matter other than those referred to herein should properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their best judgment.

          The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request a copy of the Company's Form 10-KSB (without exhibits). Any person desiring a copy of the Form 10-KSB should contact the Company's Corporate Secretary at SBM Industries, Inc., 1865 Palmer Avenue, Larchmont, New

York 10538 (telephone: (914) 833-0649) to obtain a copy of the Form 10-KSB.


                         By order of the Board of Directors


                         /s/ Peter M. Nisselson
                         Peter M. Nisselson,
                         Secretary

Larchmont, New York
March 31, 1998

PROXY                                                           PROXY

                             SBM INDUSTRIES, INC.

                 ANNUAL MEETING OF SHAREHOLDERS - MAY 5, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Peter Nisselson, and Lawrence J. Goldstein and each of them, as proxies, with power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of SBM Industries, Inc. on May 5, 1998 or any adjournment thereof, and to vote all of the shares of common stock which the undersigned would be entitled to vote at said meeting if then personally present:

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side)

                             SBM INDUSTRIES, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


                                                                                               FOR ALL
1.  ELECTION OF DIRECTORS-                                      FOR           WITHHOLD       EXCEPT (NOMINEE(S)
    Nominees:  Peter Nisselson, Lawrence J. Goldstein,          ALL              ALL         WRITTEN BELOW.
               Kenneth Karlan, Robert Morris,
               Arthur Salzfass, Keith Sessler and              [ ]             [ ]              [ ]
               Michael Sweedler


2.  In their discretion, the persons hereby appointed           THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AND WILL BE
    as proxies are authorized to vote upon such other           VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
    business as may properly come before the meeting and,       SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE
    in the event any of the foregoing monimees is unable        VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1.
    to serve or for good cause will not serve, for a
    substitute nominee designated by the Board of Directors.                              Dated:___________________, 1998


(INSTRUCTION:  To withhold authority to vote for any one or     Signature(s)_____________________________________________
more individual nominees, write such nominees' names in the
space provided below.)
---------------------------------------------------------       --------------------------------------------------------
                                                                Please sign as your name apears hereon. If stock is held jointly, each joint owner should sign. Executors, administrators and trustees should give their full title. Corporate signature should be by duly authorized officers.


                             FOLD AND DETACH HERE


                            YOUR VOTE IS IMPORTANT!

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.